UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 8, 2008

(Date of earliest event reported)

SHORE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

VIRGINIA	000-23847	54-1873994
(State or other jurisdiction of incorporation)	(CommissionFile Number)	(IRS Employer Identification No.)

25020 Shore Parkway, Onley, Virginia 23418

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (757) 787-1335

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Shore Financial Corporation issued a press release on January 10, 2008 declaring a quarterly dividend of $0.08 per share payable on February 1, 2008 for stockholders of record as of January 25, 2008.

A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated January 10, 2008, announcing declaration of quarterly cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHORE FINANCIAL CORPORATION

By:	/s/ Steven M. Belote
Steven M. Belote
Senior Vice President and Chief Financial Officer

Date: January 10, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 10, 2008, announcing declaration of quarterly cash dividend.